UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report: October 26, 2021

(Date of earliest event reported)

DIGITAL UTILITIES VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50342	86-0515411
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IR.S. Employer Identification No.)

71 Commerce St.
Boston, MA 02109
(Address of principal executive offices)

(617) 588-0068
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant

On October 26, 2021, the Board of Directors of Digital Utilities Ventures, Inc., a Delaware corporation (the “Company”), approved the engagement of Zia Masood Kiani Chartered Accountants (“ZMK”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended May 31, 2018, effective immediately, and dismissed Boyle CPA, LLC (“Boyle”) as the Company's independent registered public accounting firm.

Boyles’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended May 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended May 31, 2018, and 2017, and the subsequent interim periods through October 26, 2021, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Boyle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Boyle’s satisfaction, would have caused Boyle to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Company provided Boyle with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Boyle furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Boyle’s letter dated October 26, 2021, is filed as Exhibit 16.1 hereto.

During the fiscal years ended May 31, 2018, and 2017, and the subsequent interim periods through October 26, 2021, neither the Company nor anyone acting on its behalf has consulted with Boyle regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Boyle concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number Description

16.1Letter of Boyle CPA, LLC, dated October 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 2021	Digital Utilities ventures, Inc.
(Registrant)

By: /s/Noemi Gil Espinel
Noemi Gil Espinel. CEO

.